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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of April 1, 2003, providing for
                    the issuance of Asset Backed Pass-Through
                         Certificates, Series 2003-HE1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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      Delaware                       333-83816                  13-3439681
      --------                       ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street
New York, New York                                                10013
------------------                                                -----
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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


                                       -2-

Item 5.           Other Events
                  ------------


Description of the Certificates and the Mortgage Pool

         Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Home Equity Loan Trust 2003-HE1, Asset Backed Pass-Through Certificates, Series 2003-HE1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of April 1, 2003, among the among the Registrant as depositor, Litton Loan Servicing LP as servicer and Deutsche Bank National Trust Company as trustee. The Certificates to be designated as the Series 2003-HE1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate mortgage loans secured by first liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.














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                                       -3-


Item 7.           Financial Statements and Exhibits
                  ---------------------------------


                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                                   Description
         -----------                                   -----------

            99.1 Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Citigroup Home Equity Loan Trust, Series 2003- HE1, Asset Backed Pass-Through Certificates.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 18, 2003

                                           SALOMON BROTHERS MORTGAGE SECURITIES
                                           VII, INC.


                                           By:    /s/ Matthew Bollo
                                                  -----------------------------
                                           Name:      Matthew Bollo
                                           Title:     Assistant Vice President

                                                 Index to Exhibits




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        99.5          Computational Materials (as defined in Item 5) that have                         P
                      been provided by Citigroup Global Markets Inc. to certain
                      prospective  purchasers of Citigroup Home Equity Loan
                      Trust, Series 2003-HE1, Asset Backed Pass-Through
                      Certificates.

                                  EXHIBIT 99.5


                                [FILED BY PAPER]